UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 21, 2021

Date of Report (Date of earliest event reported)

333-188401

Commission File Number

RENAVOTIO, INC.
(Exact name of registrant as specified in its charter)

Nevada	99-0385424
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

601 South Boulder Ave., Suite 600, Tulsa, OK	74119
(Address of principal executive offices)	(Zip Code)

(888) 928-1312

 (Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Renavotio, Inc. is referred to herein as “Renavotio”, “we”, “our”, or “us”.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINTIIVE AGREEMENT

Securities Purchase Agreement with Tysadco Partners, LLC

On July 21, 2021, we, as the Seller entered into a Securities Purchase Agreement with Tysadco Partners, LLC, a Delaware Limited Liability Company (the “Purchaser”), whereby we sold 300,000 Preferred Class  B shares to the Purchaser for the Purchase Price of $1.00 per Class B Share or an aggregate investment of $300,000 (See Exhibit 10.1).

Securities Purchase Agreement, Promissory Note, and Common Stock Purchase Warrant with Jefferson Street Capital, LLC

On July 23, 2021, we entered into a 10% Promissory Note (the “Note”) with Jefferson Street Capital, LLC (“Jefferson”) for the Principal Amount of $220,000, an Original Issue Discount of $20,000, and a Purchase Price of $200,000 and a related July 23, 2021 Securities Purchase Agreement. On July 23, 2021, we entered into a Common Stock Purchase Warrant with Jefferson for 1,500,000 Common Stock Shares (See Exhibits 10.2, 10.3, 10.4).

Securities Purchase Agreement, Promissory Note, and Common Stock Purchase Warrant with Geneva Roth Remark Holdings, Inc.

On July 26, 2021, we entered into a 11% Promissory Note (the “Note”) with Geneva Roth Remark Holdings, Inc. (“Geneva”) for the principal amount of $198,400 (the “Principal Amount”) with an Original Issue Discount of $19,650. Pursuant to the Note, a one-time interest charge of 11% shall be applied on the Issuance Date to the Principal. On July 26, 2021, we entered into a Securities Purchase Agreement with Geneva pursuant to which the Principal Amount may be converted into our Common Stock Shares. On July 26, 2021, we entered into a Common Stock Purchase Warrant for 992,000 Common Stock Shares (See Exhibits 10.5, 10.6, 10.7).

ITEM 9.01. EXHIBITS

(a) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	7/21/21 Securities Purchase Agreement with Tysado Partners, LLC (Class B Shares)
10.2	7/23/21 Promissory Note with Jefferson Street Capital, LLC
10.3	7/23/21 Securities Purchase Agreement with Jefferson Street Capital, LLC
10.4	7/23/21 Common Stock Purchase Warrant with Jefferson Street Capital, LLC
10.5	7/26/21 Promissory Note with Geneva Roth Remark Holdings, Inc.
10.6	7/26/21 Securities Purchase Agreement with Geneva Roth Remark Holdings, Inc.
10.7	7/26/21 Common Stock Purchase Warrant with Geneva Roth Remark Holdings, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 27, 2021	By:	/s/ William Robinson
William Robinson
Chief Executive Officer

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